EXHIBIT 3.1                                     P13000064224
                                                FILED
                                                AUGUST 1, 2013
                                                Sec. of State
                                                cgolden


                      ELECTRONIC ARTICLES OF INCORPORATION
                                      FOR

RICH CIGARS INC

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:


                                   ARTICLE I

The name of the corporation is:

RICH CIGARS INC


                                   ARTICLE II

The principal place of business address:

5100 SW 103RD ST
OCALA, FL. 34476

The mailing address of the corporation is:

5100 SW 103RD ST
OCALA, FL. 34476


                                  ARTICLE III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.


                                   ARTICLE IV

The number of shares the corporation is authorized to issue is:

200,000,000



                                   ARTICLE V

The name and Florida street address of the registered agent is:

RICHARD R DAVIS
5100 SW 103RD ST RD
OCALA, FL. 34476

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: RICHARD DAVIS

EXHIBIT 3.1                                     P13000064224
                                                FILED
                                                AUGUST 1, 2013
                                                Sec. of State
                                                cgolden



                                   ARTICLE VI

The name and address of the incorporator is:

RICHARD DAVIS
5100 SW 103RD ST RD
OCALA, FL 34476

Electronic Signature of Incorporator:  RICHARD DAVIS

I am the incorporator submitting these Articles of Incorporation and affirm that the facts stated herein are true. I am aware that false information submitted in a document to the Department of State constitutes a third degree felony as provided for in ss. 817.155, F.S. I understand the requirement to file an annual report between January 1st and May 1st in the calendar year following formation of this corporation and every year thereafter to maintain "active" status.

ARTICLE VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title:  P
RICHARD R DAVIS
5100 SW 103RD ST RD
OCALA, FL. 34476

Title:  VP
AL RUSHING
5100 SW 103RD
OCALA, FL. 34476

ARTICLE VIII

The effective date for this corporation shall be:

07/29/2013